SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 7, 2003

                                  VERSATA, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                       000-29757               68-0255203
(State or other jurisdiction       (Commission File No.)      (IRS Employer
of incorporation or organization)                         Identification Number)


           300 Lakeside Drive, Suite 1500, Oakland, California, 94612 (Address of principal executive office including zip code)

                                 (510) 238-4100
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed as part of this report:

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

99.1                               Press Release, dated May 7, 2003


ITEM 9. REGULATION FD DISCLOSURE

     The Registrant hereby furnishes the information set forth in the press release dated May 7, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VERSATA, INC.

Date:    May 7, 2003                By: /s/ Jim Doehrman
                                        ----------------
                                         Jim Doehrman
                                         Chief Financial Officer, Chief
                                         Operating Officer, Secretary and
                                         Executive Vice President